UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

UNIVERSAL DISPLAY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

Your Vote Counts! UNIVERSAL DISPLAY CORPORATION 2026 Annual Meeting Vote by June 17, 2026 11:59 PM ET V89996-P46153 You invested in UNIVERSAL DISPLAY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 18, 2026. Get informed before you vote View the Proxy Statement and 2025 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 18, 2026 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/OLED2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. UNIVERSAL DISPLAY CORPORATION 2026 Annual Meeting Vote by June 17, 2026 11:59 PM ET Voting Items Board Recommends 1. Election of the eleven directors proposed in the accompanying Proxy Statement, each to serve for a one-year term and until a successor is selected and qualified. Nominees: 1a. Steven V. Abramson For 1b. Nigel Brown For 1c. Cynthia J. Comparin For 1d. Richard C. Elias For 1e. Elizabeth H. Gemmill For 1f. C. Keith Hartley For 1g. Celia M. Joseph For 1h. Lawrence Lacerte For 1i. Joan Lau For 1j. Sidney D. Rosenblatt For 1k. April Walker For 2. Advisory resolution to approve the compensation of the Company’s named executive officers. For 3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V89997-P46153